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                          SUPPLEMENT TO THE PROSPECTUS

                 CREDIT SUISSE WARBURG PINCUS CASH RESERVE FUND
              CREDIT SUISSE WARBURG PINCUS NEW YORK TAX EXEMPT FUND


THE FOLLOWING INFORMATION SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE FUNDS' PROSPECTUS

     Although the New York Stock Exchange remains closed, the above-named funds are open and are processing purchase and redemption requests in the normal course. One or more of the funds may determine to close at a later date depending on market factors. Exchange requests from other Credit Suisse Warburg Pincus Funds cannot be accepted at this time.

Dated: September 14, 2001                                          WPMMF-16-0901